Fees Summary	Sep. 14, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 3,740.14
Total Fee Amount	3,740.14
Total Transaction Valuation	27,082,868.30
Total Offset Amount	0
Net Fee	$ 0
Offset Table N/A	N/A